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                                                                    EXHIBIT 10.1


                            INDEMNIFICATION AGREEMENT


     This Agreement is made as of ____________ by and between FreeShop.com, Inc., a Washington corporation, (the "Corporation") and ____________ (the "Indemnitee") with reference to the following facts:

                                    RECITALS

     A. The Indemnitee is currently serving as a Director or Officer of the Corporation and the Corporation wishes the Indemnitee to continue in such capacity at this time. The Indemnitee is willing, under certain circumstances, to continue in such capacity.

     B. In order to induce and encourage experienced and capable persons such as the Indemnitee to continue to serve as a Director or Officer of the Corporation, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Corporation and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Corporation and its shareholders.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the continued services of the Indemnitee and in order to induce the Indemnitee to continue to serve as a Director or Officer of the Corporation, the Corporation and the Indemnitee agree as follows:

     1.   Definitions. For purposes of this Agreement:

          (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if the director's duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

          (c)  "Expenses" include counsel fees.

          (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan or reasonable expenses incurred with respect to a proceeding.

          (e) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An officer is considered to be serving an employee benefit plan at the Corporation's request if the officer's duties to the Corporation also impose duties on, or otherwise involve services by, the officer to the plan or to participants in or beneficiaries of the plan. "Officer" includes, unless the context requires otherwise, the estate or personal representative of an officer.

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          (f)  "Official capacity" means, when used with respect to a Director, the office of director in the Corporation and, when used with respect to an Officer, the office in the Corporation held by the Officer. "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.

          (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

     2.   Indemnification by the Corporation.

          (a) The Corporation shall indemnify the Indemnitee in the defense of any proceeding, whether or not brought by or in the right of the Corporation, to which the Indemnitee was a party because of being a director or officer of the Corporation against all reasonable expenses incurred by the Indemnitee in connection with the proceeding.

          (b) Except as provided in subsection (e) of this Section 2, the Corporation shall indemnify the Indemnitee made a party to a proceeding, because the Indemnitee is or was a director or officer of the Corporation, against liability incurred in the proceeding if:

               (i)  The Indemnitee acted in good faith; and

               (ii) The Indemnitee reasonably believed:

                    (A) In the case of conduct in the Indemnitee's official capacity with the Corporation, that the Indemnitee's conduct was in the Corporation's best interests; and

                    (B) In all other cases, that the Indemnitee's conduct was at least not opposed to the Corporation's best interests; and

               (iii) In the case of any criminal proceeding, the Indemnitee had no reasonable cause to believe the Indemnitee's conduct was unlawful.

          (c) The Indemnitee's conduct with respect to an employee benefit plan for a purpose the Indemnitee reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (b)(ii) of this Section 2.

          (d) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Indemnitee did not meet the standard of conduct described in this Section.

          (e) The Corporation shall not indemnify the Indemnitee under Section 2 of this Agreement:

               (i) In connection with a proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; or

               (ii) In connection with any other proceeding charging improper personal benefit to the Indemnitee whether or not involving action in the Indemnitee's official capacity, in which the Indemnitee was adjudged liable on the basis that the Indemnitee improperly received personal benefit.

          (f) Indemnification under this Agreement in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

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     3.   Advance for Expenses.

          (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by the Indemnitee who is a party to a proceeding in advance of final disposition of the proceeding and in advance of any determination and authorization of indemnification pursuant to Section 4 of this Agreement if:

               (i) The Indemnitee furnishes the Corporation a written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct described in Section 2 of this Agreement; and

               (ii) The Indemnitee furnishes the Corporation a written undertaking, executed personally or on the Indemnitee's behalf, to repay the advance if it is ultimately determined that the Indemnitee did not meet the standard of conduct.

          (b) The undertaking required by subsection (a)(i) of this Section 3 must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

     4.   Determination and Authorization of Indemnification.

          (a) The Corporation shall not indemnify the Indemnitee under this Agreement unless authorized in the specific case after a determination has been made that indemnification of the Indemnitee is permissible in the circumstances because the Indemnitee has met the standard of conduct set forth in Section 2(b) of this Agreement.

          (b)  The determination shall be made:

               (i) By the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

               (ii) If a quorum cannot be obtained under (i) of this subsection, by majority vote of a committee duly designated by the Board of Directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding;

               (iii) By special legal counsel:

                    (A) Selected by the Board of Directors or its committee in the manner prescribed in (i) or (ii) of this subsection; or

                    (B) If a quorum of the Board of Directors cannot be obtained under (i) of this subsection and a committee cannot be designated under
(ii) of this subsection, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

               (iv) By the shareholders, but shares owned by or voted under the control of directors or officers who are at the time parties to the proceeding may not be voted on the determination.

          (c) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (b)
(iii) of this Section to select counsel.

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     5.   Right of the Indemnitee to Bring Suit: If a claim under this Agreement is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, its shareholders or special legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or special legal counsel) that the Indemnitee is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the Indemnitee is not so entitled.

     6. Nonexclusivity of Rights: The right to indemnification under this Agreement shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, other agreement, vote of shareholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

     7. Continuation of Rights: Rights of indemnification under this Agreement shall continue as to an Indemnitee who has ceased to be a Director or Officer and shall inure to the benefit of his heirs, executors and administrators.

     8. Savings Clause: If any provision of this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer as to reasonable expenses and liabilities with respect to any proceeding, whether or not brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, or by any other applicable law.

     9. Gender: Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter.

     10. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


INDEMNITEE


-------------------------------
-------------------

FreeShop.com, Inc.


By_____________________________
      Timothy C. Choate, CEO

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                                    EXHIBIT A

                    STATEMENT OF REQUEST FOR INDEMNIFICATION


STATE OF __________ )
                             )  ss.
COUNTY OF _________ )


     I, NAME , being first duly sworn, do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnification Agreement (the "Agreement") dated ___________, between FreeShop.com, Inc., a Washington corporation, (the "Corporation") and the undersigned.

     2. I am requesting indemnification against expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be actually and reasonably incurred by me in connection with the defense of a proceeding to which I was or am a party.

     3. With respect to all matters related to any such action or proceeding, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

     4. Without limiting any other rights that I have or may have, I am requesting indemnification against Liabilities that have arisen or may arise out of ___________________________________________________________________________.


     Dated: _______________, ____.


                                            ___________________________________
                                            ______________

     Subscribed and sworn to before me this ____ day of _____________, ____.


                                            ___________________________________

(Seal)                              Notary Public in and for the State
                                            of __________, residing at ________

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                                    EXHIBIT B

                            STATEMENT OF UNDERTAKING


STATE OF __________ )
                             )  ss.
COUNTY OF _________ )


     I, ____________, being first duly sworn, do depose and say as follows:

     1. This Statement of Undertaking is submitted pursuant to the Indemnification Agreement dated _____________, between FreeShop.com, a Washington corporation, (the "Corporation") and the undersigned.

     2. I am requesting advancement of certain expenses (including attorneys' and others' fees and expenses) which I have incurred or will incur in defending a civil or criminal action or proceeding.

     3. It is my good faith belief that I have met the standard of conduct necessary for indemnification by the Corporation under the terms of the aforesaid Indemnification Agreement.

     4. I hereby undertake to repay this advancement of expenses if it shall be ultimately determined that I am not entitled to be indemnified by the Corporation under the aforesaid Indemnification Agreement or otherwise.

     5. The expenses for which advancement is requested are, in general, all expenses related to ________________________________________________________.


     Dated: ______________, ____.


                                            ___________________________________
                                            ______________

     Subscribed and sworn to before me this ____ day of _____________, ____.


                                            ___________________________________
(Seal)                                      Notary Public in and for the State
                                            of __________, residing at ________


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